SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                      Date of Report: April 20, 2005
                     (Date of Earliest Event Reported)



                         SPINDLETOP OIL & GAS CO.
          (Exact name of registrant as specified in its charter)


           Texas                    000-18774              75-2063001
(State or other jurisdiction   Commission File No.)  (IRS Employer or ID #)
     of incorporation or
        organization)


                      12850 Spurling Road, Suite 200
                           Dallas, Texas  75230
                 (Address of principal executive offices)


                              (972) 644-2581
           (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


___   Written communications pursuant to rule 425 under the Securities Act
(17 CFR 230.425)

___   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

___   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

___   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

     On April 20, 2005, Spindletop Oil & Gas Co. ("Company") announced its operational results for the year ended December 31, 2004. A copy of the announcement is attached as Exhibit "99.1."

     The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to
Item 2.02 of this Current Report on Form 8-K.


Section 9 - Financial Information

Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits

       The following exhibit is furnished with this report.


      Exhibit
    Designation                      Description of Exhibit

       99.1*                    Press Release dated April 20, 2005

______________________
* Furnished herewith



                                Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SPINDLETOP OIL & GAS CO.
                                           (Registrant)


Date:  April 22, 2005                By: /s/ Chris G. Mazzini
                                          Chris G. Mazzini
                                          President, Chief Executive Officer



Date:  April 22, 2005                By: /s/ Robert E. Corbin
                                          Robert E. Corbin
                                          Principal Financial Officer





                                                                 Exhibit 99.1


Spindletop Oil & Gas Co. Releases 2004 Earnings; Completes Two New Gas Wells in the Barnett Shale Play of North Texas

DALLAS, April 20 /PRNewswire-FirstCall/ -- Spindletop Oil & Gas Co. (OTC Bulletin Board: SPND) (the "Company") has released its earnings for the year ended December 31, 2004. Net income before provision for Federal income taxes for the year was $1,853,000 on gross revenues of $4,515,000, an increase of $642,000 over the same period in 2003. Income from operations before general and administrative expense, other non-operating income and expenses and provision for Federal income taxes was $2,568,000, an increase of $882,000 over the same period in 2003. Earnings per share of common stock for the year ended December 31, 2004 was $0.16 per share compared to $0.13 per share in 2003.

The Company has completed two new gas wells in the Newark, East (Barnett Shale) gas field of North Texas. The Olex U.S. #4 well was completed on January 20, 2005 with an initial potential of 1,184 MCFG/D and 46 BO/D and was placed on production on January 23, 2005. The Olex U.S. #3 well went into production on March 28, 2005 with an initial rate of 800 MCFG/D.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes that the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct.

Spindletop Oil & Gas Co. is a publicly held independent exploration and production company headquartered in Dallas, Texas that operates approximately 175 properties throughout Texas, Alabama, Arkansas, Louisiana, Oklahoma and New Mexico. The company also operates several gas pipeline gathering systems and owns over 200 outside operated oil and gas producing properties in sixteen states. Approximately 85% of the company's reserves are natural gas.

The company filed its Annual Report Form 10-K with the Securities and Exchange Commission on April 15, 2005. For more information on the results, please go to the Company's website at http://www.spindletopoil.com, or contact Chris Mazzini, Chairman & CEO of Spindletop Oil & Gas Co., 972-644-2581.